RALI SERIES 2004-QA5 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-QA5
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET




                         NEW ISSUE MARKETING MATERIALS

                           $324,928,200 (approximate)

                           RALI SERIES 2004-QA5 TRUST
                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-QA5

                        RESIDENTIAL ACCREDIT LOANS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                              Mortgage Loan Seller

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                            BEAR, STEARNS & CO. INC.
                           Sole and Lead Underwriter


  All Statistical Information is based upon information as of October 1, 2004


                                October 8, 2004


BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976              OCTOBER 08, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.



                              $324,928,200 (APPROX)
                           RALI SERIES 2004-QA5 TRUST
        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-QA5

------------ -------------------- ------------- ---------------- ----------- ----------------------------- ---------------------
                                                    CREDIT
                 CERTIFICATE        EXPECTED        ENHANCE      INTEREST             COLLATERAL               CERTIFICATE
  CLASS           SIZE (1)        RATINGS (2)      %AGE (3)      RATE TYPE               TYPE                      TYPE
--------------------------------------------------------------------------------------------------------------------------------
                                                     OFFERED CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------------
    A-I         $ 49,957,300          AAA            6.45%        WAC (4)     3-Yr. Conforming Hybrid       Group I Senior PT
------------ -------------------- ------------- ---------------- ----------- ----------------------------- ---------------------
   A-II         $ 37,917,700          AAA            6.45%        WAC (5)    3-Yr. Non Conforming Hybrid    Group II Senior PT
------------ -------------------- ------------- ---------------- ----------- ----------------------------- ---------------------
   A-III        $ 140,011,200         AAA            6.45%        WAC (6)     5-Yr. Conforming Hybrid      Group III Senior PT
------------ -------------------- ------------- ---------------- ----------- ----------------------------- ---------------------
   A-IV         $ 80,713,400          AAA            6.45%        WAC (7)    5-Yr. Non Conforming Hybrid    Group IV Senior PT
------------ -------------------- ------------- ---------------- ----------- ----------------------------- ---------------------
    M-1          $ 6,927,300           AA            4.35%        WAC (8)          Total Portfolio          Crossed Mezzanine
------------ -------------------- ------------- ---------------- ----------- ----------------------------- ---------------------
    M-2          $ 5,277,800           A             2.75%        WAC (8)          Total Portfolio          Crossed Mezzanine
------------ -------------------- ------------- ---------------- ----------- ----------------------------- ---------------------
    M-3          $ 4,123,500          BBB            1.50%        WAC (8)          Total Portfolio          Crossed Mezzanine
------------ -------------------- ------------- ---------------- ----------- ----------------------------- ---------------------

(1)  The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) It is a condition to the issuance of the Offered Certificates that they be rated by at least two of the rating agencies.

(3) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(4) The Class A-I Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the net mortgage rates of the group I loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.108]%.

(5) The Class A-II Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the net mortgage rates of the group II loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.995]%.

(6) The Class A-III Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the net mortgage rates of the group III loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.253]%.

(7) The Class A-IV Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the net mortgage rates of the group IV loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.216]%.

(8) The Class M Certificates and Class B Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Pass-Through Rates for the Class A-I, Class A-II, Class A-III and Class A-IV Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of the related loan group, the aggregate Certificate Principal Balance of the related class of Class A Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.118]%.

DEPOSITOR:                      Residential Accredit Loans, Inc.

MORTGAGE LOAN SELLER:           Residential Funding Corporation.

MASTER SERVICER:                Residential Funding Corporation.

UNDERWRITER:                    Bear, Stearns & Co. Inc.

TRUSTEE/PAYING AGENT:           Deutsche Bank Trust Company Americas.

CUT-OFF DATE:                   November 1, 2004.

CLOSING DATE:                   On or about November 29, 2004.

SETTLEMENT DATE:                On or about November 30, 2004

                                RATING AGENCIES: The Offered Certificates will be rated by at least two of the rating agencies and the Other Certificates will be rated by at least one of the rating agencies. The rating agencies will include Standard & Poor's ("S&P"), Fitch Ratings ("Fitch") and/or Moody's Investors Service, Inc. ("Moody's").

LEGAL STRUCTURE:                REMIC.

OPTIONAL CALL:                  10% cleanup call.

DISTRIBUTION DATE:

                                25th of each month, or the next business day if such day is not a business day, commencing December 27, 2004.

REMITTANCE TYPE:                Scheduled/Scheduled.

FORM OF REGISTRATION:

                                The Offered Certificates will be issued in book-entry form through DTC.

CROSS-COLLATERALIZATION:
                                The Class M Certificates and Class B Certificates will be subordinate certificates issued representing interests in all four loan groups.

ERISA:
                                The Offered Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets, subject to considerations described in the prospectus supplement.

SMMEA:
                                The Class A Certificates and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ADVANCING OBLIGATION:
                                The Master Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

COMPENSATING INTEREST:
                                For any Distribution Date, the Master Servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate principal balance of the mortgage loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans.

INTEREST  ACCRUAL PERIOD:
                                The interest accrual period on the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (29 days).

OTHER CERTIFICATES:
                                The following classes of "Other Certificates" will be issued in the indicated approximate original principal amounts, which will provide credit support to the Offered Certificates, but are not offered hereby.


                        CERTIFICATE ORIG. BALANCE PT RATE
                        Class B-1         $2,309,100        WAC (see footnote 8)
                        Class B-2         $1,484,500        WAC (see footnote 8)
                        Class B-3         $1,155,120        WAC (see footnote 8)

COLLATERAL DESCRIPTION:
                                As of October 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $329 million. The Mortgage Loans are conventional, adjustable rate Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring either three or five years after the date of origination ("Hybrid ARMs"). The mortgage loans are secured by first liens on one- to four-family residential properties. Approximately 34% (by aggregate principal balance) of the mortgage loans allow for payments of interest only for a term equal to the initial fixed period of the related mortgage loan. After their interest only period, these mortgage loans will fully amortize over their remaining term. The remaining approximately 66% of the mortgage loans fully amortize over their original term (generally 30-years).

                                Below is a further summary of the collateral characteristics, as of October 1, 2004, of the mortgage loans expected to be in the mortgage pool by loan group, and for the total pool:

----------------------- --------- --------- ---------- ------- --------- --------- --------- --------- ---------- --------
                          % OF     GROSS       NET      WAM     GROSS      NET     INITIAL    PERIOD      MAX     MOS TO
         MLG              POOL      WAC        WAC     (MOS.)   MARGIN    MARGIN     CAP       CAP       RATE      ROLL
                                                                                                                  --------
----------------------- --------- --------- ---------- ------- --------- --------- --------- --------- ---------- --------
 I - 3 yr. Conforming    16.19%    5.408%    5.108%     358     2.896%    2.596%    2.334%    1.926%    11.391%     34
        Hybrid
----------------------- --------- --------- ---------- ------- --------- --------- --------- --------- ---------- --------
      II - 3 yr          12.29%    5.294%    4.995%     358     2.734%    2.434%    2.579%    1.840%    11.294%     34
Non-Conforming Hybrid
----------------------- --------- --------- ---------- ------- --------- --------- --------- --------- ---------- --------
     III - 5 yr.         45.37%    5.553%    5.253%     358     2.692%    2.392%    5.084%    1.915%    10.667%     58
  Conforming Hybrid
----------------------- --------- --------- ---------- ------- --------- --------- --------- --------- ---------- --------
      IV - 5 yr.         26.15%    5.516%    5.516%     358     2.564%    2.264%    5.070%    1.869%    10.603%     58
Non-Conforming Hybrid
----------------------- --------- --------- ---------- ------- --------- --------- --------- --------- ---------- --------

----------------------- --------- --------- ---------- ------- --------- --------- --------- --------- ---------- --------
       TOTALS:            100%     5.488%    5.188%     358     2.697%    2.397%    4.327%    1.896%    10.845%     51
----------------------- --------- --------- ---------- ------- --------- --------- --------- --------- ---------- --------

NOTE:
                                The information related to the mortgage loans described herein reflects information as of October 1, 2004. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES BY THE CLOSING DATE IS SUBJECT TO A DECREASE OF UP TO 10% FROM AMOUNTS SHOWN ON THE FRONT COVER HEREOF.

UNDERWRITING STANDARDS:
                                The mortgage loans were underwritten to the guidelines of Residential Funding Corporation as more fully described in the prospectus supplement.


CREDIT ENHANCEMENT:
                                Credit enhancement for the Offered Certificates will be provided by a senior/subordinate shifting interest structure. The Class M Certificates and the Class B Certificates represent interests in all four loan groups and provide credit enhancement for the Class A Certificates.

CASH-FLOW DESCRIPTION:
                                Distributions on the Certificates will be made on the 25th day of each month (or the next business day if the 25th is not a business day). Distributions on the Class A Certificates will generally be made from the available funds of the related loan group. Distributions on the Class M Certificates and the Class B Certificates will be made from available funds of all four loan groups. "Available Funds" for any distribution date and with respect to each loan group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds in respect of the mortgage loans in the related loan group, (2) any monthly advances and compensating interest payments made by the Master Servicer for such distribution date in respect of the mortgage loans in the related loan group and (3) under limited circumstances, certain prepayments allocated from the available funds of another loan group, net of fees payable to, and amounts reimbursable to, the Master Servicer, any subservicers and the Trustee. Available funds for each loan group will be distributed according to the following priority:

GROUP I AVAILABLE FUNDS

1. Payments of interest to the holders of the Class A-I Certificates at a rate equal to its Pass-Through Rate (as described on page 2 hereof); and

2.      Payments of principal to the holders of the Class A-I Certificates.

GROUP II AVAILABLE FUNDS

1. Payments of interest to the holders of the Class A-II Certificates at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and

2.      Payments of principal to the holders of the Class A-II Certificates.

GROUP III AVAILABLE FUNDS

1. Payments of interest to the holders of the Class A-III Certificates at a rate equal to its Pass-Through Rate (as described on page 2 hereof); and

2.      Payments of principal to the holders of the Class A-III Certificates.

GROUP IV AVAILABLE FUNDS

3. Payments of interest to the holders of the Class A-IV Certificates at a rate equal to its Pass-Through Rate (as described on page 2 hereof); and

4.      Payments of principal to the holders of the Class A-IV Certificates.


               ANY REMAINING AVAILABLE FUNDS FROM ALL LOAN GROUPS

1. Payments of interest and then principal, in that order, sequentially, to the holders of the Class M Certificates in order of their numerical class designations such that each such class shall receive (a) interest at a rate equal to such class' Pass-Through Rate (as described on page 2 hereof), and (b) the principal amount due such class; and

2. Payments of interest and then principal, in that order, sequentially, to the holders of the Class B Certificates in order of their numerical class designations such that each such class shall receive (a) interest at a rate equal to such class' Pass-Through Rate (as described on page 2 hereof), and (b) the principal amount due such class.



SHIFTING INTEREST:
                                The Class A Certificates will be entitled to receive 100% of the prepayments on the mortgage loans up to and including the distribution date in [November 2009]. A disproportionately large portion of the prepayments will be allocated to the related Class A Certificates up to and including the distribution date in [November 2011], subject to loss and delinquency tests described in the prospectus supplement

                                Notwithstanding the foregoing, if after 3 years the current available credit enhancement for the Class A Certificates is equal to two times the initial available credit enhancement for the Class A Certificates, subject to certain loss and delinquency tests described in the prospectus supplement, then prepayments will be allocated among all certificates on a pro rata basis.

                                If such doubling occurs prior to the third anniversary and the delinquency and loss tests are met, then the Class M Certificates and the Class B Certificates will receive 50% of their pro rata share of prepayments.

ALLOCATION OF LOSSES:
                                Realized Losses on the mortgage loans will be allocated to the most subordinate class of Class B Certificates outstanding beginning with the Class B-3 Certificates, until the Certificate Principal Balance of each of the Class B Certificates has been reduced to zero. Thereafter, realized losses will be allocated to the most subordinate class of Class M Certificates outstanding beginning with the Class M-3 Certificates, until the Certificate Principal Balance of each of the Class M Certificates has been reduced to zero.

                                Thereafter, realized losses on the group I loans will be allocated to the Class A-I Certificates, realized losses on the group II loans will be allocated to the Class A-II Certificates, realized losses on the group III loans will be allocated to the Class A-III Certificates and realized losses on the group IV loans will be allocated to the Class A-IV Certificates.

                        STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

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offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
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